                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                          ATLANTIC PREMIUM BRANDS, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                          ATLANTIC PREMIUM BRANDS, LTD.
                           650 DUNDEE ROAD, SUITE 370
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 480-4000






Dear Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Atlantic Premium Brands, Ltd., a Delaware corporation, to be held at 10:00 a.m. central time on Wednesday, May 19, 1999, at Edens Corporate Center, 630 Dundee Road, 2nd Floor, Northbrook, Illinois.

         The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. On behalf of the Board of Directors, I urge you to please complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote will be counted, if, for any reason, you are unable to attend. If your shares are held in the name of a broker, you should obtain a letter of identification from your broker and bring it to the meeting. In order to personally vote shares held in the name of your broker, you must obtain from the broker a proxy issued to you.

         We look forward to seeing you at the 1999 Annual Meeting of Stockholders.


                                                              Sincerely,



                                                              Merrick M. Elfman
                                                              Chairman


April 19, 1999

                          ATLANTIC PREMIUM BRANDS, LTD.
                           650 DUNDEE ROAD, SUITE 370
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 480-4000



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The 1999 Annual Meeting of Stockholders of Atlantic Premium Brands, Ltd. (the "Company") will be held at Edens Corporate Center, 630 Dundee Road, 2nd Floor, Northbrook, Illinois, on Wednesday, May 19, 1999, at 10:00 a.m. central time for the following purposes:


         1. To elect three (3) directors to the Board of Directors to serve for a term of three (3) years and until their respective successors are elected and qualified;

         2. To consider and vote upon an amendment to the Company's Certificate of Incorporation to authorize a new class of non-voting Common Stock.

         3. To consider and vote upon the approval of the Atlantic Premium Brands, Ltd. 1999 Amended and Restated Stock Option Plan;

         4. To consider and act upon such other business as may properly come before the meeting.

         Ten days prior to the 1999 Annual Meeting of Stockholders, a list of all stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at the Company's office in Northbrook, Illinois.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

                                              By Order of the Board of Directors



                                              Tom D. Wippman
                                              Secretary


Northbrook, Illinois
April 19, 1999

                          ATLANTIC PREMIUM BRANDS, LTD.
                           650 DUNDEE ROAD, SUITE 370
                           NORTHBROOK, ILLINOIS 60062


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 19, 1999

         This Proxy Statement is furnished on or about April 19, 1999 to stockholders of Atlantic Premium Brands, Ltd. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1999 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. central time on Wednesday, May 19, 1999, at Edens Corporate Center, 630 Dundee Road, 2nd Floor, Northbrook, Illinois.

         The cost of soliciting proxies will be borne by the Company. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by the Company by mail or by personal interview, telephone and telegraph by officers and other management employees of the Company, who will receive no additional compensation for their services.

         Any stockholders giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of the proxy by giving notice of such revocation to the Secretary of the Company at its executive offices at 650 Dundee Road, Suite 370, Northbrook, Illinois 60062, or by attending the meeting and voting in person.

         At the close of business on April 2, 1999, there were 7,412,583 shares of the Common Stock of the Company outstanding and entitled to vote at the meeting. Only stockholders of record on April 1, 1999, will be entitled to vote at the meeting, and each share will have one vote.


VOTING INFORMATION

         At the Annual Meeting votes will be counted by written ballot. A majority of the shares entitled to vote will constitute a quorum for purposes of the Annual Meeting. The election of the Board of Directors' nominees for directors will require the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote in the election of directors. Approval of any other business which may properly come before the Annual Meeting, or any adjournments thereof, will require the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote thereon. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the Annual Meeting, whether those stockholders vote "For," "Against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast "For" each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "Against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently. Broker non-votes will have the effect of reducing the number of shares considered present and entitled to vote on the matter.

         A stockholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees, or (iii) withhold authority to vote with respect to any nominee, by so indicating in the appropriate space on the proxy card.

         Proxies properly executed and received by the Company prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of specific direction from a stockholder, proxies will be voted for the election of all named director nominees. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of nine persons and will consist of nine persons following the Annual Meeting assuming the election of all of the nominees to the Board of Directors. The Board of Directors is divided into three classes, each of whose members serves for a staggered three-year term. The terms of the current Class III Directors (Messrs. Inatome, Miller and Sussna) expire with this Annual Meeting. Each of these individuals has been nominated as a Class III Director to be elected at the Annual Meeting. Each of the nominees, if elected, will serve for three years until the 2002 Annual Meeting of Stockholders and until a successor has been elected and qualified. The current Class I and II Directors will continue in office until the 2000 and 2001 Annual Meetings of Stockholders, respectively.

         The following table presents information concerning both persons nominated for election as directors of the Company and continuing directors of the Company, including their current membership on committees of the Board of Directors, principal occupations or affiliations during the last five years and certain other directorships held.

NOMINEES FOR DIRECTORS

Class III -- Directors to be Elected at the 1999 Annual Meeting:

         Rick Inatome. Mr. Inatome, age 45, has served as a director of the Company since September 1993. Since 1991, Mr. Inatome has served as the Chairman of Inacom Corp., a computer services firm. In addition to being a director of the Company and Inacom, Mr. Inatome is a director of Liberty Business and Industrial Development Corporation and Sylvan Learning Systems Inc., positions he has held since 1991 and 1997, respectively.

         John A. Miller. Mr. Miller, age 45, has served as a director of the Company since September 1993 and is currently a member of the Audit Committee and the Compensation Committee. Mr. Miller has served as President of North American Paper Company since 1988. Mr. Miller has been a director of Network Services Inc. since 1991, where he is a member of the Compensation Committee and Audit Committee; a director of The Becker Group, Ltd., a privately-held company in the mall decorations business ("Becker Group"), since 1998; and a director of International Collectors Society LP, a privately-held collectibles company ("ICS"), since 1998, where he is a member of the Compensation Committee.

         Alan F. Sussna. Mr. Sussna, age 42, has served as a director of the Company since March 1996 and is the Company's President and Chief Executive Officer, positions he has held since March 1996. Mr. Sussna is also a director of ICS (where he is a member of the Compensation Committee) and Becker Group, positions he has held since 1998. From 1991 through 1995, Mr. Sussna was a director of Bain & Company, a consulting firm. Through his association with Bain & Company and as a partner in the consulting firm of McKinsey & Company, he has opened offices as well as led those firms' Consumer Goods practices. Mr. Sussna has also held industry positions as Executive Vice President -- Sales and Marketing for Jim Beam Brands and in product management at Frito-Lay, Inc.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Class I -- Directors Serving Until the 2000 Annual Meeting:

         Eric D. Becker. Mr. Becker, age 36, served as Chairman of the Company from September 1993 through July 1996, and has been a director since 1991, when the Company's business was purchased from a predecessor. Mr. Becker is also a co-founder and Managing Principal of Sterling Capital, Ltd., a private investment firm which was founded in 1984 ("Sterling Capital"), and, since 1984, Mr. Becker has also been Chairman and Vice President of

Sterling Group, Inc., an affiliate of Sterling Capital ("Sterling Group"). Mr. Becker is also Chairman of ICS and Becker Group.

         Brian Fleming. Mr. Fleming, age 53, has served as a director of the Company since December 1997 and is currently a member of the Compensation Committee. Mr. Fleming is President of E.W. Knauss & Son, a manufacturer of processed meat products specializing in dried beef and meat snacks, a position he has held since 1988. From 1991 to 1997, Mr. Fleming was the President of Knauss Snack Food Company, a privately held meat snack business. Prior to 1991, Mr. Fleming was the President and Chief Operating Officer of Acme Foods Company, a privately held meat snack company. Mr. Fleming is presently a director of the McShane Group, a management consulting company, and The Decal Source, which designs and distributes decals for use in Nascar motor sports, positions he has held since 1997 and 1998, respectively.

         G. Cook Jordan, Jr. Mr. Jordan, age 47, has served as a director of the Company since September 1993 and is a member of the Audit Committee and the Compensation Committee. In 1998, Mr. Jordan became a general partner at CID Equity Partners, a venture capital investment fund. From 1996 through 1998, Mr. Jordan was a principal at C3 Holdings, LLC, a private investment firm. From 1988 through 1996, Mr. Jordan served as a Manager of Allstate Venture Capital, which is affiliated with Allstate Insurance Company.

Class II -- Directors Serving Until 2001 Annual Meeting:

         Merrick M. Elfman. Mr. Elfman, age 41, is Chairman of the Company, a position he has held since July 1996, and has been a director of the Company since 1993. Mr. Elfman has been Chairman of Gray Supply Company, Inc., a privately-held distributor of specialty lighting products, since 1989, and Carlton Foods, which is now a subsidiary of the Company, since 1990; Vice-Chairman of ICS since 1997; and a director of Becker Group since 1998. He is also the founder of Elfman Venture Partners, Inc. ("EVP"), a private investment firm of which he has been president since 1987.

         John T. Hanes. Mr. Hanes, age 62, has served as a director of the Company since December 1997 and is a member of the Audit Committee. From 1994 to the present, Mr. Hanes has served as President of The John T. Hanes Company, a management consulting firm, and he has been a director of Premier Valley Foods, a privately-held manufacturer and marketer of the Dole brand of dried fruits, since 1998. From 1991 to 1994, Mr. Hanes served as the Chairman, President and Chief Executive Officer of Doskocil Companies/Wilson Foods Corporation, Incorporated, a publicly held manufacturer of pizza and other processed meat products.

         Steven M. Taslitz. Mr. Taslitz, age 40, has served as a director of the Company since 1991. Mr. Taslitz is a co-founder and Managing Principal of Sterling Capital and Sterling Group and a partner of Sterling Advisors, LP ("Sterling Advisors"). He has served as the President of Sterling Group since 1984. Mr. Taslitz is a director of New Century Arizona LLC, a privately-held radio broadcast company; Gray Supply Company, a privately-held distributor of specialty lighting products; and Registry Services, International, a data base management and marketing firm; and was the president and a director of Arizona City Broadcasting Corporation, a privately held Delaware corporation which filed a petition under the Federal bankruptcy laws in January 1995.

BOARD COMMITTEES

         The Board of Directors has established an Audit Committee and a Compensation Committee and has no nominating committee. Selection of nominees for the Board is made by the entire Board of Directors.

         From January 1, 1998 through its May 1998 meeting, the Audit Committee was composed of Mr. Becker, Mr. Jordan and Mr. Miller. Beginning with its May 1998 meeting, the Audit Committee was composed of Mr. Hanes, Mr. Jordan and Mr. Miller. The Audit Committee is responsible for reviewing the internal accounting procedures of the Company and the results and scope of the audit and other services provided by the Company's independent auditors, consulting with the Company's independent auditors and recommending the appointment of independent auditors to the Board of Directors. The Audit Committee met two times during the year ended December 31, 1998; each member of the Audit Committee attended both meetings.

         From January 1, 1998 through its April 1998 meeting, the Compensation Committee was composed of Mr. Jordan and Mr. Miller. Beginning with its April 1998 meeting, the Compensation Committee was composed of Mr. Fleming, Mr. Jordan and Mr. Miller. The Compensation Committee has the authority and performs all of the duties related to the compensation of management of the Company, including determining policies and practices, changes in compensation and benefits for management, determination of employee benefits and all other matters relating to employee compensation, including matters relating to the administration of the Company's Stock Option Plan (the "Option Plan"). The Compensation Committee met two times during the year ended December 31, 1998; each member of the Compensation Committee attended both meetings.

ATTENDANCE AT MEETINGS

         During the year ended December 31, 1998, the Board of Directors held five meetings. All directors attended at least 75% of the meetings of the Board of Directors, except Mr. Becker, who attended three of the five meetings.

DIRECTORS' FEES

         Non-employee directors receive options to purchase 10,000 shares of Common Stock on January 1 of each year. This practice will continue under the Atlantic Premium Brands, Ltd. 1999 Amended & Restated Stock Option Plan (the "New Option Plan"), assuming the adoption by the stockholders at the Annual Meeting of the New Option Plan as described in Proposal Three.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of Common Stock as of April 2, 1999, by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, each director of the Company, each Named Officer (as defined below), and all executive officers and directors as a group. The information presented in the table is based upon the most recent filings with the Securities and Exchange Commission (the "SEC") by such persons or upon information otherwise provided by such persons to the Company.





                                                         SHARES BENEFICIALLY
          NAMES OF BENEFICIAL OWNERS                          OWNED(1)          PERCENTAGE OWNED
----------------------------------------------------     -------------------    ----------------
Douglas L. Becker ..................................     400,957(2)               5.32%
Eric D. Becker .....................................     485,957(3)               6.50%
Merrick M. Elfman ..................................     502,559(4)               6.72%
Philip L. Glass ....................................     393,568(5)               5.44%
Bruce L. Goldman ...................................     647,076(6)               8.73%
Bobby L. Grogan ....................................     573,810(7)               7.74%
Rudolf Christopher Hoehn-Saric .....................     431,699(8)               5.80%
Steven M. Taslitz ..................................     493,434(9)               6.60%
Thomas M. Dalton ...................................      38,100(10)                 *
Brian T. Fleming ...................................      15,000(11)                 *
John T. Hanes ......................................      15,000(11)                 *
Rick Inatome .......................................     164,151(12)              2.20%
G. Cook Jordan, Jr .................................      74,107(13)                 *
John A. Miller .....................................     175,405(12)              2.35%
Alan F. Sussna .....................................     322,528(14)              4.26%
All directors and executive officers as a group
(11 persons) .......................................   2,289,991(15)             28.90%


------------------
*Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrant but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except where indicated otherwise, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes 50,000 shares underlying currently exercisable options. The address for this shareholder is c/o 650 Dundee Road, Suite 370, Northbrook, IL 60062.
(3) Includes 392,293 shares held by Mr. Becker's wife (of which Mr. Becker disclaims beneficial ownership) and 60,000 shares underlying currently exercisable options or options exercisable within 60 days. The address for this shareholder is c/o 650 Dundee Road, Suite 370, Northbrook, IL 60062.
(4) Includes 64,500 shares underlying currently exercisable options or options exercisable within 60 days. Of the remaining 438,059 shares, 433,805 are held by Mr. Elfman and his wife jointly. The address for this shareholder is c/o 650 Dundee Road, Suite 370, Northbrook, IL 60062.
(5) Includes 114,940 shares held by the Glass International Ltd. Profit Sharing Plan and Trust dated July 1, 1983 (the "Trust"). Mr. Glass and his wife, Ellen V. Glass, are co-trustees and also the beneficiaries of the Trust. Of the remaining shares, 278,628 are held by Mr. Glass and his wife jointly, either as joint tenants or tenants in common. The address for this shareholder is 20 N. Wacker, #3400, Chicago, IL 60606-3102.
(6) Includes 250,346 shares held by Mr. Goldman and Mr. Taslitz as co-trustees of the KJT Gift Trust. Mr. Goldman disclaims beneficial ownership of the shares held by the KJT Gift Trust. The address for this shareholder is c/o 650 Dundee Road, Suite 370, Northbrook, IL 60062.

(7) As reported on a Schedule 13G filed with the Securities and Exchange Commission on October 23, 1996. Beneficial ownership of these shares is shared by Mr. Grogan and his wife, Betty R. Grogan. The address for this shareholder is Route 2, Box 24B, Arlington, KY 42021.
(8) Includes 24,593 shares held by Mr. Hoehn-Saric as Trustee for the benefit of Gabriella Hoehn-Saric and 21,519 shares held by him as Trustee for the benefit of Rudolph Christopher Hoehn-Saric, Jr. Also includes 25,000 shares underlying currently exercisable options. The address for this shareholder is c/o 650 Dundee Road, Suite 370, Northbrook, IL 60062.
(9) Includes 144,923 shares held by Mr. Taslitz as trustee of the Kathy J. Taslitz Trust and 250,346 shares held by Mr. Taslitz and Mr. Goldman as co-trustees of the KJT Gift Trust. Mr. Taslitz disclaims beneficial ownership of the 250,346 shares held by him as co-trustee of the KJT Gift Trust. Also includes 64,500 shares underlying currently exercisable options or options exercisable within 60 days. The address for this shareholder is c/o 650 Dundee Road, Suite 370, Northbrook, IL 60062.
(10) Includes 25,000 shares underlying currently exercisable options or options exercisable within 60 days.
(11) Includes 15,000 shares underlying currently exercisable options or options exercisable within 60 days.
(12) Includes 39,500 shares underlying currently exercisable options or options exercisable within 60 days.
(13) Includes 39,500 shares underlying presently exercisable options or options exercisable within 60 days. Also includes 19,607 shares held by Mr. Jordan's IRA.
(14) Includes 162,725 shares held by Mr. Sussna as trustee of the Alan F. Sussna Trust and 9,803 shares held by Mr. Sussna's wife, Brenda B. Sussna, as trustee of the Brenda B. Sussna Trust. Mr. Sussna disclaims beneficial ownership of all 172,528 of these shares. Also includes 150,000 shares underlying currently exercisable options, which are held by Mr. Sussna as Trustee of the Alan F. Sussna Trust.
(15) Includes 512,500 shares underlying currently exercisable options or options exercisable within 60 days.

                                  COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth annual and long-term compensation for the fiscal years ended December 31, 1996, 1997 and 1998 for services in all capacities to the Company of (i) the Chief Executive Officer, and (ii) the Company's second most highly compensated executive officer (collectively, the "Named Officers"). No other executive officer of the Company received total annual salary and bonus in excess of $100,000 during 1998.

                           SUMMARY COMPENSATION TABLE


                                                                           LONG-TERM
                                          ANNUAL COMPENSATION             COMPENSATION
                                     --------------------------------     ------------
                                                                           SECURITIES
NAME AND                                                                   UNDERLYING          ALL OTHER
PRINCIPAL POSITION                   YEAR     SALARY($)      BONUS($)      OPTIONS(#)      COMPENSATION($)(3)
---------------------------------    ----     --------       -------       ----------     ------------------
Alan F. Sussna,                      1998     335,347        50,000          500,000              41,600
President and Chief Executive        1997     270,000        53,825               --              21,462
Officer (1)                          1996     177,808            --          250,000              13,915

Thomas M. Dalton,                    1998     110,425            --          75,000               12,462
Senior Vice President and Chief
Financial Officer (2)



------------------

(1) Mr. Sussna joined the Company as President and Chief Executive Officer on March 15, 1996.
(2) Mr. Dalton joined the Company as Senior Vice President and Chief Financial Officer on April 6, 1998.
(3) These amounts represent $1,500 per month for Mr. Sussna to fund his own benefits in 1996; $3,462 and $2,600 contributed by the Company in 1997 and 1998, respectively, to its 401(k) Plan on behalf of Mr. Sussna; $18,000 and $39,000 paid to Mr. Sussna in 1997 and 1998, respectively, as an allowance for transportation costs and health related benefits; and $12,462 paid to Mr. Dalton in 1998 as an allowance for transportation costs and health related benefits.

OPTION GRANTS

         The following table sets forth certain information concerning option grants to the Named Officers during 1998:


                              OPTION GRANTS IN 1998

                                                                                         POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                           ANNUAL RATES OF
                                                                                             STOCK PRICE
                                                                                           APPRECIATION FOR
                                        INDIVIDUAL GRANTS(1)                                OPTION TERM
--------------------------------------------------------------------------------------  -------------------
                                                    PERCENT OF
                                                      TOTAL
                                                     OPTIONS
                                    NUMBER OF       GRANTED TO
                                   SECURITIES       EMPLOYEES    EXERCISE
          NAME AND                UNDERLYING        IN FISCAL    PRICE(3)  EXPIRATION      5%         10%
     PRINCIPAL POSITION         OPTIONS GRANTED      YEAR(2)      ($/SH)      DATE        ($)         ($)
-----------------------         ---------------    -----------   --------  ----------   -------    ---------
Alan F. Sussna                      500,000         72.76%         2.75    7/23/08      864,730    2,191,396

Thomas M. Dalton                     75,000         10.91%        3.375     4/1/08      159,188      403,415


------------------

(1) These options were issued pursuant to the Option Plan and the Named Officer's employment agreement and may not be exercised until they vest. Of Mr. Sussna's options, 250,000 vest one-third on each of July 23, 1999, 2000 and 2001, while the vesting of the remaining 250,000 depends upon the Company's stock price achieving certain levels. Mr. Dalton's 75,000 options vest one-third on each of April 1, 1999, 2000 and 2001.

(2)  Based on 687,232 options granted to all employees.

(3)  Based on the market price on the date of grant.


         There were no option exercises by the Named Officers in 1998. Shown below is information with respect to outstanding options held by the Named Officers as of December 31, 1998. All options reflected in the chart below were granted under the Option Plan and the Named Officer's employment agreement.


                     AGGREGATED 1998 YEAR-END OPTION VALUES


                                         NUMBER OF
                                         SECURITIES
                                         UNDERLYING
                                     UNEXERCISED OPTIONS      VALUE OF UNEXERCISED
                                        AT 12/31/98         IN-THE-MONEY OPTIONS AT
                                        EXERCISABLE/         12/31/98 EXERCISABLE/
            NAME                       UNEXERCISABLE            UNEXERCISABLE(1)
--------------------------------    ---------------------   -------------------------
Alan F. Sussna                        100,000/650,000           $37,500/$56,250

Thomas M. Dalton                          0/75,000                   $0/$0


------------------

(1) Based on closing price of $1.875 per share of Common Stock on December 31, 1998, as reported by the American Stock Exchange.

PERFORMANCE GRAPH

         The graph below compares the Company's cumulative stockholder return on its Common Stock since December 31, 1993 with the CRSP Total Return Index for the Nasdaq Stock Market (US and Foreign) and a composite peer group of Hormel Foods Corp., Smithfield Foods Inc., Thorn Apple Valley Inc. and Bridgford Foods Corp.

         In 1996, the Company implemented a new corporate strategy that resulted in the acquisition of five food businesses, each of which represented a preeminent local or regional branded processed meat company. In conjunction with the new corporate strategy, during the fourth quarter of 1998 and the first quarter of 1999, the Company completed the sale of substantially all the assets of its beverage division, which operated as a distributor of non-alcoholic beverages in the Baltimore and Washington, D.C. metropolitan areas. In 1998, the beverage division accounted for approximately 9.8% of the Company's total revenues. Because of the change in the Company's business during the 1996 fiscal year, in 1997 the Company added a comparison in its stock performance graph to the composite peer group described above due to the belief of the Board of Directors that this composite peer group more accurately reflected the Company's peer group after the change in the Company's business. Although a comparison to Saratoga Beverage Group Inc. and Bev-Tyme Inc. was included in 1997 in order to provide transition from the beverage focus to the food focus of the Company's business, this comparison is no longer included in the graph below now that the disposition of the beverage division is complete.

         Since December 31, 1997, the Company's Common Stock has been principally traded on the American Stock Exchange ("AMEX") under the symbol "ABR." Prior to December 31, 1997, the Company's Common Stock was principally traded on the NASDAQ SmallCap Market under the symbol "ABEV."






                               [PERFORMANCE GRAPH]

                       Plot points for Performance Graph:

                        12/31/93      12/31/94       12/31/95        12/31/96        12/31/97        12/31/98
                        --------      --------       --------        --------        --------        --------
Atlantic Premium        100.00         45.192         19.231          44.471          57.692          28.846
Brands, Ltd.

Nasdaq Stock Market     100.00         96.996        136.242         166.796         203.927         281.931
(US & Foreign)

Composite Peer Group    100.00        123.074        121.794         135.892         187.331         188.564


         This graph is not deemed to be "soliciting material" or to be filed with the SEC or subject to the SEC's proxy rules or to the liabilities of
Section 18 of the Securities Act of 1934 (the "1934 Act"), and the graphs shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 (the "1933 Act") or the 1934 Act.

CONSULTING AND EMPLOYMENT AGREEMENTS

         Effective March 15, 1996, the Company entered into an Employment Agreement with Mr. Sussna, pursuant to which Mr. Sussna serves as the Company's Chief Executive Officer and President. The initial term of the Employment Agreement is for five years and may be extended for additional one year periods commencing March 15, 2001 unless and until terminated by written notice given by either party to the other six months prior to each applicable termination date. The Employment Agreement provides that the Company will pay Mr. Sussna base compensation of $230,000 in the first year of the Employment Agreement and $200,000 per year thereafter, subject to normal cost of living increases, as well as those increases permitted by the Compensation Committee. The base compensation was raised to $300,000 per year in April 1997. Mr. Sussna will also receive an annual bonus of up to 50% of his base salary, based on the Company's actual cash flow and management objectives. Mr. Sussna received a discretionary bonus of $50,000 in 1998. In addition, in 1998 Mr. Sussna received options to purchase 500,000 shares of the Company's Common Stock at an exercise price of $2.75 per share, 250,000 of which options vest in three equal installments on the first through third anniversaries of the date of the grant, while the vesting of the remaining 250,000 options depends upon the Company's stock price achieving certain levels.

         Effective April 6, 1998, the Company entered into an Employment Agreement with Mr. Dalton, pursuant to which Mr. Dalton serves as the Company's Senior Vice President and Chief Financial Officer. The initial term of the Employment Agreement is for three years and may be extended for additional one year periods commencing April 6, 2001 unless and until terminated by written notice given by either party to the other six months prior to each applicable termination date. The Employment Agreement provides that the Company will pay Mr. Dalton base compensation of $150,000 in the first year of the Employment Agreement, subject to normal cost of living increases, as well as those increases permitted by the Compensation Committee. Mr. Dalton will also receive an annual bonus of up to 30% of his base salary, based on the Company's actual cash flow and management objectives. In addition, Mr. Dalton's Employment Agreement provided for a grant of 75,000 options vesting over three years.

         The Employment Agreements for Mr. Sussna and Mr. Dalton provide for certain separation benefits. These provisions provide that if the executive's employment is terminated either (1) by the Company without cause, or (2) by the executive due to a reduction in responsibility without his consent, a reduction in his base salary, relocation of his office from Chicago, Illinois, a failure by the Company to comply with the terms of the Employment Agreement, or certain changes of control of the Company, then the executive will receive one-half or the full amount (depending upon whether the termination occurs before or after the second anniversary of the effective date of the executive's employment) of the executive's base salary, the annual bonus to which the executive would have been entitled but for the termination, and continued employee benefits for the maximum period permitted by law. These separation benefits are also triggered if the aggregate beneficial ownership of the following individuals is reduced to less than 15% of the number of shares of common stock outstanding: Douglas L. Becker, Eric D. Becker, Merrick M. Elfman, Bruce L. Goldman, Rudolf Christopher Hoehn-Saric and Steven M. Taslitz, as well as their spouses and dependent children or trusts established for their benefit.

         The Employment Agreements for Mr. Sussna and Mr. Dalton also contain certain non-competition and confidentiality provisions pursuant to which they agree not to compete with the company for a period of three years (two years in the case of Mr. Dalton) following termination of his employment with the Company, nor will they solicit for employment any director, stockholder or certain employees of the Company during such period. The Employment Agreements also provide that Mr. Sussna and Mr. Dalton will not disclose any confidential information concerning the Company and its business to any other person or entity except as may be required by law.

         The Company is also a party to a consulting agreement with entities owned by certain directors and stockholders of the Company. See "Certain Transactions with Management and Others."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors and the Compensation Committee has furnished the following report on its policies with respect to the compensation of the executive officers. The report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the 1933 Act or the 1934 Act.

         The Company's Board of Directors established the Compensation Committee at the end of 1993, and the Compensation Committee will determine and act upon compensation decisions as described below in 1999 and future years. Decisions on compensation of the Company's executive officers generally will be made by the Compensation Committee of the Board of Directors. No member of the Compensation Committee is an employee of the Company. Beginning with its April 1998 meeting, the Compensation Committee consisted of Mr. Fleming, Mr. Jordan and Mr. Miller. From January 1998 until its April 1998 meeting, the Compensation Committee consisted of Mr. Jordan and Mr. Miller. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers will be reviewed by its full Board of Directors.

Compensation Policies Toward Named Officers and Executive Officers

         The Company's executive compensation policies are intended to provide competitive levels of compensation that reflect the Company's annual and long-term performance goals, reward superior corporate performance and assist the Company in attracting and retaining qualified executives. Total compensation for the executive officers is comprised of three principal components: base salary, annual incentive compensation and grants of options to purchase the Company's Common Stock. The base salaries, if not fixed by contract, are set at levels which the Compensation Committee believe are comparable to those of executives of similar status in the beverage distribution industry and the food industry, as applicable. In addition to base salary, each senior executive may be eligible to receive an annual bonus tied to the Company's success in achieving certain annual performance measures, as well as individual performance. The Board of Directors and the Compensation Committee also believe that longer-term incentives are appropriate to motivate and retain key personnel and that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Accordingly, the Compensation Committee intends to consider annual grants of stock options to certain of the executive officers and other eligible persons under the New Option Plan.

         The following describes in more specific terms the three elements of the executive officers' compensation in 1998:

         Base Salary. The base salaries for Mr. Sussna, Mr. Dalton, Steve Englander (Vice President and Chief Marketing Officer) and John Izzo (former Vice President Finance and Controller) are fixed by contract, and Mr. Elfman is not directly compensated by the Company.

         Annual Incentive Bonus. Annual incentive bonuses are primarily based upon the achievement of measurable pre-tax earnings performance goals established at the beginning of the fiscal year. With respect to Mr. Sussna, the Company is to pay Mr. Sussna an annual bonus of up to 50% of his base salary, based on the Company's actual cash flow and management objectives. Mr. Dalton's bonus of up to 30% of base salary is also based on the Company's actual cash flow and management objectives. Mr. Englander's bonus of up to 30% of base salary is based 50% on overall company performance and 50% on management objectives described by the Chief Executive Officer on an annual basis. In the case of John Izzo, a bonus opportunity of up to 22.5% of base salary was based on a pre-tax earnings goal of the Company on a consolidated basis. The Compensation Committee may also consider discretionary bonuses for those executive officers under contract. Mr. Sussna was granted a discretionary $50,000 bonus in 1998.

         Long-Term Stock Option Incentives. Stock options provide executives with the opportunity to buy an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. Stock options are granted at the fair market value price of the Common Stock on the date of grant, are subject to vesting over time and only have future value for the executive officers if the stock price appreciates from the date of grant. All options have terms of ten years from the date of grant. Factors influencing stock option grants to executive officers include performance of the Company, relative levels of responsibility, contributions to the businesses of the Company and competitiveness with other growth oriented companies. Stock options granted to executive officers and other management employees are approved by the Compensation Committee. In 1998, Mr. Sussna, Mr. Dalton and Mr. Englander were granted 500,000, 75,000 and 45,000 options, respectively.

         Other Compensation Plans. The Company maintains a defined contribution plan (the "401(k) Plan") which is intended to satisfy the tax qualification requirements of Sections 401(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company's executive officers are eligible to participate in the 401(k) Plan and are permitted to contribute up to the maximum percentage allowable not to exceed the limits of Code Sections

401(k), 404 and 415 (i.e., $10,000 in 1998). All amounts deferred under the 401(k) Plan's salary reduction feature by a participant vest immediately in the participant's account while contributions made by the Company vest over a seven year period in the participant's account. The Company will make a matching contribution to the 401(k) Plan equal to 25% of each participant's contribution, up to a maximum of 6% of the participant's salary. The Company may make additional discretionary contributions.

         Benefits. Benefits offered to executive officers are largely those that are offered to the general employee population, such as group health and life insurance coverage and participation in the 401(k) Plan. Benefits are not tied directly to corporate performance.

         Mr. Elfman's Compensation. Although Mr. Elfman received no direct compensation from the Company during 1998, the Company paid EVP $150,000 for services provided in connection with the March 1998 acquisition of J.C. Potter Sausage Company and the related financings, including the services of Mr. Elfman. See "Certain Transactions with Management and Others."

         The Compensation Committee believes that the Company's executive compensation policies and programs serve the interests of the Company and its stockholders. Total compensation to the executive officers is linked to Company performance.

         Submitted by the Members of the Compensation Committee:

                  Brian Fleming
                  G. Cook Jordan, Jr.
                  John A. Miller

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act, requires the Company's officers, directors and certain beneficial holders of Common Stock to file reports about their beneficial ownership of the Company's Common Stock. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1998. All of these filing requirements were satisfied except that Mr. Dalton failed to timely report four transactions. In making these disclosures, the Company has relied solely upon written representations of its directors and executive officers and copies of the reports they filed with the SEC.


                 CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

         The Company entered into a Consulting Agreement (the "Consulting Agreement") with Mr. Eric Becker and Sterling Group (assigned by Sterling Group to Sterling Advisors), effective November 29, 1993, pursuant to which Mr. Becker acted as a part-time consultant to the Company and served as the Company's Chairman of the Board and a director. The initial term of this Consulting Agreement was from November 29, 1993 until December 31, 1998. The term of the agreement was to extend for additional one year periods commencing on January 1, 1999, and each January 1 thereafter, unless and until terminated by written notice given by either party to the other 12 months prior to each applicable termination date. The Consulting Agreement provided that the Company pay Sterling Advisors a base fee of $140,000 per year, which base fee was to increase by 3% on January 1 of each year the agreement remained in effect.

         Effective March 15, 1996, the Consulting Agreement was terminated and replaced with a new Consulting Agreement (the "New Consulting Agreement") pursuant to which Sterling Advisors and EVP agreed to provide consulting services to the Company for base consulting fees in the aggregate of $300,000 per year, increasing 5% on January 1 of each year the agreement is in effect and increases or decreases in the event of an acquisition or divestiture by the Company. Messrs. Douglas Becker (a 5% beneficial owner of the Company's Common Stock), Eric Becker

(a director and 5% beneficial owner), Rudolph Christopher Hoehn-Saric (a 5% beneficial owner), and Steven Taslitz (a director and 5% beneficial owner) own Sterling Advisors, while Mr. Merrick Elfman (a director and 5% beneficial owner) is the sole stockholder of EVP. Mr. Elfman acts as a consultant to the Company and starting in July 1996 began serving as the Company's Chairman of the Board pursuant to the New Consulting Agreement. The New Consulting Agreement provides that the Chairman is entitled to participate in any profit sharing plan, retirement plan, group life insurance plan or other insurance plan or medical insurance plan maintained by the Company for its non-employee directors, and reimbursement for certain fees of professional organizations.

         The term of the New Consulting Agreement is from March 15, 1996 until December 31, 2001. The term of the agreement extends for additional one year periods commencing January 1, 2002, and each January 1 thereafter, unless and until terminated by written notice given by either party to the other 12 months prior to each applicable termination date. All compensation payable by the Company under the New Consulting Agreement is payable 80% to Sterling Advisors and 20% to EVP. The New Consulting Agreement provides that Sterling Advisors and EVP (or their respective principals) will receive in the aggregate options to purchase 25,000 shares of Common Stock during each year in which the New Consulting Agreement is in effect. Such options vest on December 31 of each year at an exercise price equal to the fair market value of the Common Stock on the preceding January 1 of the same year. The New Consulting Agreement also provides for the reimbursement of certain expenses incurred by Sterling Advisors and EVP on behalf of the Company.

         For the 18 month period commencing July 1, 1997 and ending December 31, 1998, Sterling Advisors and EVP agreed not to take any consulting fees which would otherwise be payable under the New Consulting Agreement and in lieu thereof the Company paid Sterling Advisors and EVP an aggregate $750,000 in investment banking fees in connection with its March 1998 acquisition of J.C. Potter Sausage Company and the related financings thereof. The New Consulting Agreement was further amended effective as of December 1, 1998 in connection with the December 1998 to February 1999 disposition of the beverage division. This amendment (the "Beverage Amendment") provides for an aggregate payment to Sterling Advisors and EVP of $260,000 for services provided in connection with the disposition of the beverage division, in lieu of all other base fees that would have been payable under the New Consulting Agreement for the period from January 1, 1999 through July 15, 1999. Subsequent to July 15, 1999, the provisions of the New Consulting Agreement will again be effective upon the expiration of the Beverage Amendment.

         The Company, Sterling Group and Messrs. Eric Becker, Steven Taslitz, Douglas Becker and Christopher Hoehn-Saric entered into a Non-Compete and Non-Disclosure Agreement containing certain non-competition and confidentiality provisions pursuant to which Sterling Group and Messrs. E. Becker, Taslitz, D. Becker and Hoehn-Saric agreed not to compete with the Company for a period ending one year after Sterling Group's consulting relationship with the Company is terminated, nor will they solicit for employment any director, stockholder or certain employees of the Company during such period. This agreement also provides that neither Sterling Group nor these individuals will disclose any confidential information concerning the Company and its business to any other person or entity except as may be required by law.

                                  PROPOSAL TWO
                            APPROVAL OF AMENDMENT TO
                   THE COMPANY'S CERTIFICATE OF INCORPORATION

         In March 1998, the Company and certain of its subsidiaries sold a $6,500,000 Senior Subordinated Note and two Common Stock Purchase Warrants (the "Warrants") to Banc One Capital Partners, LLC ("Banc One") in connection with the Company's acquisition of J.C. Potter Sausage Company. The first of the two Warrants is exercisable for 666,947 shares of non-voting common stock; while the second is exercisable for a number of shares of non-voting common stock which varies depending upon an equity valuation of the Company as of March 20, 2003 (or such earlier date that the second Warrant becomes exercisable), up to a maximum of 428,753 shares. The terms of the Warrants require the Company, not later than June 30, 1999, to cause a sufficient number of shares of non-voting common stock to permit the full exercise of the Warrants to be authorized.

         The Board of Directors unanimously adopted a resolution recommending that the Company's Certificate of Incorporation be amended to authorize 1,100,000 shares of non-voting common stock, par value $.01 per share ("Non-Voting Common Stock"). The text of the proposed amendment to the Company's Certificate of Incorporation is set forth in Appendix A. The terms of the Non-Voting Common Stock will be identical to the terms of the Common Stock, with the following exceptions: (1) except as otherwise required by law, the Non-Voting Common Stock will have no right to vote on any matters to be voted on by the Company's stockholders; and (2) the Non-Voting Common Stock will, upon the written request of the holder, be convertible into shares of Common Stock
(a) in connection with certain sales which are pursuant to a registration statement, in a private placement or to a purchaser acquiring a majority of the outstanding Common Stock, or (b) if the holder does not own or have the right to acquire more than 4.9% of the outstanding Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                 PROPOSAL THREE
                  APPROVAL OF THE ATLANTIC PREMIUM BRANDS, LTD.
                    1999 AMENDED & RESTATED STOCK OPTION PLAN

         Subject to the approval of the Company's stockholders at the Annual Meeting, the Board of Directors has approved and adopted the Atlantic Premium Brands, Ltd. 1999 Amended & Restated Stock Option Plan (the "New Option Plan"). The New Option Plan comprehensively integrates and restates the Company's current Stock Option Plan and Directors Stock Option Plan. In addition, the New Option Plan amends certain terms pertaining to eligibility, formula vesting for Non-Employee Directors and changes in control. The total number of shares reserved for issuance under the combined plans has not changed. The New Option Plan is set forth in Appendix B.

         Stockholder approval of the New Option Plan is sought to continue (i) to qualify grants made pursuant to the New Option Plan under Rule 16b-3 of the Act and thereby render certain transactions under the New Option Plan exempt from certain provisions of Section 16 of the 1934 Act, (ii) to meet certain additional listing criteria of the American Stock Exchange, and (iii) to qualify certain compensation under the New Option Plan as performance based compensation that is tax deductible without limitation under Section 162(m) of the Code.

         The following is a summary of certain features of the New Option Plan.

AVAILABLE SHARES UNDER THE NEW OPTION PLAN

         Under the terms of the New Option Plan, 3,000,000 shares of authorized but unissued Common Stock of the Company are reserved for issuance. The New Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Code as well as nonqualified options. There are approximately 470 people currently eligible to participate in the New Option Plan.

ADMINISTRATION

         The New Option Plan will be administered by a Stock Option Committee of the Board (which may be the Compensation Committee) (the "Committee"). The Committee will select the recipients to whom options may be granted. Options grants to non-employee directors of the Company are fixed pursuant to the terms of the New Option Plan.

         The Board of Directors has the authority to amend the New Option Plan; provided, however, that, without the consent of an affected participant, no amendment shall be made that would impair the rights of a participant under an option granted prior to the date of the amendment. The Board of Directors may terminate the New Option Plan at any time, but no termination may alter or impair any rights or obligations under any option previously granted under the New Option Plan.

GRANT AND EXERCISE OF OPTION

         The exercise price of options granted under the Option Plan may not be less than 100% of the fair market value of the Common Stock on the date of the grant, as determined in accordance with the Plan. The maximum option term will be 10 years. Each option granted annually to non-employee directors of the Company under the Option Plan will be exercisable for up to 10,000 shares of Common Stock, vesting quarterly. Each option granted to persons other than non-employee directors of the Company under the New Option Plan will be exercisable, at any time and from time to time, over a period commencing on the date of grant and ending upon expiration or termination of the option, as the Committee shall determine and as set forth in the option agreement relating thereto. No person may receive any incentive stock option, if, at the time of grant such person owns directly or indirectly more than 10% of the total combined voting power of the Company unless the Option price is at least 110% of the fair market value of the Common Stock and the exercise period of such incentive option is by its terms limited to five years. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. The maximum number of shares subject to options that can be granted under the Plan to any participant in any calendar year is 500,000 shares. No option may be granted more than 10 years after the effective date of the New Option Plan.

         Payment for shares purchased under the New Option Plan may be made either in cash or cash equivalents, or, if permitted by the option agreement, by exchanging shares of Common Stock of the Company with a fair market value equal to or less than the total option price plus cash for any difference or by a combination of the foregoing. Options also may be exercised by the optionee directing that certificates for the shares purchased be delivered to a licensed broker acceptable to the Company as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option. The Committee may elect to cash out all or a part of any participant's Option by paying the participant an amount, in cash or Common Stock, equal to the excess of the fair market value over the exercise price. No fractional shares will be issued by the Company if such option is elected, although cash may be paid in lieu of any fractional shares.

RESTRICTION ON TRANSFER AND TERMINATION OF EMPLOYMENT

         Options granted under the New Option Plan will not be transferable and may be exercised only by the optionee during his or her lifetime. If any participant's employment with the Company or a subsidiary terminates by reason or death or permanent and total disability, his or her other options, whether or not then exercisable, may be exercised within 90 days and one year, respectively, after the date of such death or disability unless otherwise provided in the option agreement (but no later than the date the option would otherwise expire). If the optionee's employment terminates for any reason other than death or disability or termination for cause, options held by such optionee will terminate three months after the date of such termination unless otherwise provided in the option agreement (but not later than the date the option would otherwise expire). Unless otherwise provided, all options shall terminate immediately where an optionee's employment is terminated voluntarily (other than for retirement) or with cause (as defined in the plan). The Committee may extend the period during which the option may be exercised (but not later than the date the option would otherwise expire) by so providing in the option agreement. Options granted to non-employee directors of the Company remain exercisable for one year after the non-employee director ceases to hold the position of Director.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

         The following summary of tax consequences with respect to the awards granted under the Amended and Restated Stock Incentive Plan is not comprehensive and is based upon laws and regulations in effect as of March 1, 1999. These rules are highly technical and subject to change in the future. In particular, the discussion of ISOs is based, in part, on proposed regulations which may be amended substantially before they are adopted in final form. Optionees should consult their personal tax advisors with respect to the tax consequences (including those under state and local tax laws) associated with stock options.

         NON-QUALIFIED STOCK OPTIONS

         Participant. Generally, a Participant receiving a non-qualified stock option does not realize any taxable income for Federal income tax purposes at the time of grant. Upon exercise of such Option, the excess of the fair market value of the shares of Common Stock subject to the non-qualified stock option on the date of exercise over the exercise price will be taxable to the Participant as ordinary income. The Participant will have a capital gain (or loss) upon the subsequent sale of the shares of Common Stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of Common Stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will commence on the date the non-qualified stock option is exercised.

         Tax Withholding. The amount of income that is taxable to a Participant upon the exercise of a non-qualified stock option will be treated as compensation income. Accordingly, such amount will be subject to applicable withholding of Federal, state and local income taxes and Social Security taxes.

         If the Participant Uses Company Stock to Pay the Option Exercise Price. If the Participant who exercises a non-qualified stock option pays the exercise price by tendering shares of Common Stock and receives back a larger number of shares of Common Stock, the Participant will realize taxable income in an amount equal to the fair market value of the additional shares of Common Stock received on the date of exercise, less any cash paid in addition to the shares of Common Stock tendered. Upon a subsequent sale of the Common Stock received, the number of shares of Common Stock equal to the number delivered as payment of the exercise price will have a tax basis equal to that of the shares of Common Stock originally tendered. The additional newly-acquired shares of Common Stock obtained upon exercise of the non-qualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

         The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the Participant recognizes ordinary income resulting from the exercise of a non-qualified stock option.

         INCENTIVE STOCK OPTIONS

         Participant. Generally, a Participant will not realize any taxable income for Federal income tax purposes at the time an Incentive Stock Option is granted. Upon exercise of the Incentive Stock Option, the Participant will incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable). If the Participant transfers shares of Common Stock received upon the exercise of an Incentive Stock Option within a period of two years from the date of grant of such Incentive Stock Option or one year from the date of receipt of the shares of Common Stock (the "Holding Period"), then, in general, the Participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price, and will have long-term or short-term capital gain (or loss) in an amount equal to the difference between the sale price of the shares of Common Stock and the fair market value of such shares on the date of exercise. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will be not more than the difference between the sale price and the exercise price. If the Participant transfers the shares of Common Stock after the expiration of the Holding Period, he or she will recognize income taxable at the capital gains tax rate on the difference between the sale price and the exercise price.

         Tax Withholding. If the Participant makes any disqualifying disposition prior to the completion of the Holding Period with respect to shares of Common Stock acquired upon the exercise of an Incentive Stock Option granted under the Plan, then such Participant must remit to the Company an amount sufficient to satisfy all Federal, state, and local withholding taxes thereby incurred.

         If the Participant Uses Common Stock to Pay the Option Exercise Price. If a Participant who exercises an Incentive Stock Option pays the option exercise price by tendering shares of Common Stock, such Participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered, payment of the exercise price with such stock constitutes a disqualifying disposition. If the Participant pays the exercise price by tendering shares of Common Stock and the Participant receives back a larger number of shares, under proposed Treasury Regulations, the Participant's basis in the number of shares of newly acquired stock equal to the number of the shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by any amount included in the Participant's gross income as compensation. The additional newly acquired shares obtained upon exercise of the Option will have a tax basis of zero. All Common Stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of Common Stock with the lowest basis.

         The Company. The Company is not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Common Stock acquired upon exercise of an Incentive Stock Option, provided that the Participant holds the shares received upon the exercise of such Option for the Holding Period. If the Participant transfers the Common Stock acquired upon the exercise of an Incentive Stock Option prior to the end of the Holding Period, the Company generally is entitled to a deduction at the time the Participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such Participant as a result of such transfer.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE ATLANTIC PREMIUM BRANDS, LTD. 1999 AMENDED AND RESTATED STOCK OPTION PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has engaged the firm of KPMG LLP as its independent public accountants for 1999. It is expected that a representative from this firm will be present at the Annual Meeting, and will be available to respond to appropriate questions from the Stockholders if the need arises, or make a statement if the representative desires to do so.

         The Audit Committee of the Board of Directors of the Company voted to replace Arthur Andersen LLP with KPMG LLP as the Company's independent accountant. This decision was communicated to Arthur Andersen LLP on December 14, 1998. During fiscal years 1996 and 1997, and the subsequent interim period of 1998 prior to December 14, 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor did Arthur Andersen LLP's reports on the financial statements for such periods contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the filing of a Current Report on Form 8-K with the SEC regarding the Company's change in accountants, Arthur Andersen LLP, by letter addressed to the SEC and filed with the Form 8-K, indicated that it is in agreement with the statements in the preceding sentence.


                              STOCKHOLDER PROPOSALS

         All stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company no later than December 18, 1999 and must otherwise comply with rules of the Securities and Exchange Commission for inclusion in the Company's proxy statement and form of proxy relating to the meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

                                             A COPY OF THE ANNUAL REPORT TO
                                             STOCKHOLDERS FOR THE FISCAL YEAR
                                             ENDED DECEMBER 31, 1998 ACCOMPANIES
                                             THIS PROXY STATEMENT. STOCKHOLDERS
                                             MAY OBTAIN, FREE OF CHARGE, A COPY
                                             OF THE COMPANY'S ANNUAL REPORT ON
                                             FORM 10-K FOR THE SAME YEAR BY
                                             WRITING TO ATLANTIC PREMIUM BRANDS,
                                             LTD., ATTENTION: TOM WIPPMAN, 650
                                             DUNDEE ROAD, SUITE 370, NORTHBROOK,
                                             ILLINOIS 60062.

                                   APPENDIX A

                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                          ATLANTIC PREMIUM BRANDS, LTD.


         Article 4 of the Certificate of Incorporation of Atlantic Premium Brands, Ltd. is amended to read in its entirety as follows:

4.       CAPITAL STOCK

         4.1      AUTHORIZED SHARES

         The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 35,000,000, of which 5,000,000 shares shall be Preferred Stock, having a par value of $.01 per share ("Preferred Stock"); 28,900,000 shares shall be Common Stock, having a par value of $.01 per share ("Common Stock"), and 1,100,000 shares shall be Non-Voting Common Stock, having a par value of $.01 per share ("Non-Voting Common Stock"). The Common Stock and the Non-Voting Common Stock are hereafter collectively referred to as the "Common Securities." The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Preferred Stock or Common Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.

         4.2      COMMON STOCK

         Except as otherwise provided herein, all shares of Common Stock and Non-Voting Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

                  4.2.1       RELATIVE RIGHTS

                  The Common Securities shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth in the certificate of designations filed to establish the respective series of Preferred Stock.

                  4.2.2       DIVIDENDS

                  Whenever there shall have been paid, or declared and set aside for payment, to the holders of shares of any class of stock having preference over the Common Securities as to the payment of dividends, the full amount of dividends and of sinking fund or retirement payments, if any, to which such holders are respectively entitled in preference to the Common Securities, then dividends may be paid on the Common Securities and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends thereon, but only when and as declared by the Board of Directors of the Corporation. When and as dividends are declared thereon, whether payable in cash, property or securities of the Company, the holders of Common Stock and the holders of Non-Voting Common Stock will be entitled to share equally, share for share, in such dividends; provided that if dividends are declared which are payable in shares of Common Stock or Non-Voting Common Stock, dividends will be declared which are payable at the same rate on both classes of stock, and the dividends payable in shares of Common Stock will be payable to holders of Common Stock and the dividends payable in shares of Non-Voting Common Stock will be payable to holders of Non-Voting Common Stock.

                  4.2.3      DISSOLUTION, LIQUIDATION, WINDING UP

                  In the event of any dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Securities shall become entitled to participate in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Securities in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled.

                  4.2.4    VOTING RIGHTS

                 Except as otherwise required by law, the holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the Company's stockholders, and the holders of Non-Voting Common Stock will have no right to vote on any matters to be voted on by the Company's stockholders.

                  4.2.5    CONVERSION

                           (i) Conversion of Non-Voting Common Stock. Each record holder of Non-Voting Common Stock is entitled to convert any or all of the shares of such holder's Non-Voting Common Stock into the same number of shares of Common Stock to the extent that the holder:

                                    (A) sells such Common Stock pursuant to
                           registration statement under the Securities Act, provided that such offering is underwritten on a firm commitment basis or otherwise provides for a widely dispersed distribution of the shares;

                                    (B) sells such Common Stock in a private
                           placement pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933, as amended, provided that no purchaser or related group of purchasers acquires more than 2% of the outstanding shares of Common Stock.

                                    (C) sells such Common Stock as part of a
                           direct sale, together with other shareholders of the Company, to a third party that is not related to or affiliated with the holder, provided that pursuant to such sale the purchaser acquires at least a majority of the outstanding Common Stock without regard to any shares purchased from the holder; or

                                    (D) does not own or have the right to
                           acquire more than 4.9% of the Common Stock that would be outstanding after such conversion.

                           (ii) Conversion Procedure.

                                    (A) Each conversion of shares of Non-Voting
                           Common Stock into shares of Common Stock will be effected by the surrender of the certificate or certificates, if any, representing the shares to be converted at the principal office of the Company at any time during normal business hours, together with a written notice by the holder of such Non-Voting Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of Non-Voting Common Stock represented by such certificate or certificates into Common Stock and that the conversion complies with the provisions of
                           Section 4.2.5(i) of the Corporation's Certificate of Incorporation. Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates, if any, have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Non-Voting Common Stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                                    (B) Promptly after such surrender and the
                           receipt of such written notice, the Company will issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Common Stock issuable upon such conversion and (b) a certificate representing any Non-Voting Common Stock which was represented by the certificate or certificates, if any, delivered to the Company in connection with such conversion but which are not converted.

                                    (C) If the Company in any manner subdivides
                           or combines the outstanding shares of one class of Common Securities, the outstanding shares of the other class of Common Securities will be proportionately subdivided or combined.

                                    (D) The issuance of certificates for Common
                           Stock upon conversion of Non-Voting Common Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Common Stock.

                                    (E) The Company will not close its books
                           against the transfer of Non-Voting Common Stock or of Common Stock issued or issuable upon conversion of Non-Voting Common Stock in any manner which would interfere with the timely conversion of Non-Voting Common Stock.

         4.3      PREFERRED STOCK

                  4.3.1    ESTABLISHMENT OF SERIES

                  The Board of Directors is expressly authorized, subject to limitations prescribed by the Delaware General Corporation Law and the provisions of this Certificate of Incorporation, to provide, by resolution and by filing a certificate of designations pursuant to the Delaware General Corporation Law, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and other rights of the shares of each such series and to fix the qualifications, limitations and restrictions thereon. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                           (i) the number of shares constituting that series and the distinctive designation of that series;

                           (ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                           (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                           (iv) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                           (v) whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                           (vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

                           (viii) any other relative powers, preferences, and rights of that series, and qualifications, limitations or restrictions on that series.

                  4.3.2    ADJUSTMENTS IN NUMBER OF SHARES AUTHORIZED

                  Except as provided to the contrary in the provisions establishing a series of Preferred Stock, the number of shares of any such series may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the directors.

                                   APPENDIX B


                          ATLANTIC PREMIUM BRANDS, LTD.
                    1999 AMENDED & RESTATED STOCK OPTION PLAN


                                    ARTICLE I

                                 ESTABLISHMENT

         1.1 Purpose. The Atlantic Premium Brands, Ltd. 1999 Amended & Restated Stock Option Plan ("Plan") is hereby established by Atlantic Premium Brands, Ltd. ("Company"). The purpose of this Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in this Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company.


                                   ARTICLE II

                                  DEFINITIONS

         For purposes of this Plan, the following terms are defined as set forth below:

         2.1 "Affiliate" means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

         2.2 "Agreement" means any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

         2.3 "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         2.4 "Board" means the Board of Directors of the Company.

         2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate a written agreement or arrangement (employment or otherwise) between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission constituting gross misconduct with respect to the Company or an Affiliate in any material respect.

         2.6 "Change in Control" has the meaning set forth in Section 8.2.

         2.7 "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

         2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

         2.9 "Committee" means the person or persons appointed by the Board to administer this Plan.

         2.10 "Common Stock" means the shares of the Company's Common Stock, $.01 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is so designated for the purpose of this Plan.

         2.11 "Company" means Atlantic Premium Brands, Ltd. and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         2.12 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness, or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

         2.13 "Effective Date" means May 19, 1999 or such later date on which the 1999 Annual Meeting of Stockholders is held.

         2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2.15 "Fair Market Value" means the fair market value of Common Stock (or other property) as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value per share of Common Stock as of any date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

         2.16 "Grant Date" means the date as of which an Option is granted pursuant to this Plan.

         2.17 "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.18 "Nonqualified Stock Option" means an Option to purchase Common Stock granted under this Plan, the taxation of which is determined pursuant to
Section 83 of the Code.

         2.19 "Option" means a right to purchase Common Stock on specified conditions granted under Article VI.

         2.20 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article VI.

         2.21 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

         2.22 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Option has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Stock Option to the extent intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the employee to whom the Option was originally granted (and other terms intended to refer solely to such employee shall be interpreted in a manner that is consistent with such intent).

         2.23 "Plan" means this Atlantic Premium Brands, Ltd. 1999 Amended and Restated Stock Option Plan, as the same may be amended from time to time.

         2.24 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

         2.25 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

         2.26 "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

         2.27 "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, consultant, advisor, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, consultant, advisor, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee of the Company or an Affiliate, the Agreement may establish what act or event shall constitute a Termination of Employment for purposes of this Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Committee Structure and Authority. This Plan shall be administered by the Committee which shall be comprised of two or more persons designated by the Board. In the absence of a designation, the Board or the portion that qualifies as the Committee shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. At any time the Company is publicly held, this Plan is intended to qualify for exemption from Section 16(b) of the Exchange Act and to qualify as performance-based compensation under
Section 162(m) of the Code and shall be interpreted in such a way as to result in such qualification. A member of the Committee shall not exercise any discretion respecting himself or herself under this Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Board may select different Committees to administer Options for different classes of Participants. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

         Among other things, the Committee shall have the authority, (i) subject to the terms of this Plan, and (ii) subject to the approval of the Board (to the extent required to qualify an option granted hereunder for exemption under
Section 16(b) of the Exchange Act and as "performance-based compensation" under
Section 162(m) of the Code):

                  (a) to select those persons to whom Options may be granted from time to time;

                  (b) to determine whether and to what extent Options are to be granted hereunder;

                  (c) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (d) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation, any exercise acceleration or forfeiture waiver or any performance criteria regarding any Option and the shares of Common Stock relating thereto);

                  (e) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 9.1;

                  (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred;

                  (g) to determine under what circumstances an Option may be settled in cash or Common Stock.

                  (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

                  (i) to determine whether a Participant has a Disability or a Retirement;

                  (j) to determine what securities law requirements are applicable to this Plan, Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

                  (k) to cancel, with the consent of the Participant or as otherwise provided in this Plan or an Agreement, outstanding Options;

                  (l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under this Plan;

                  (m) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

                  (n) to determine whether and with what effect an individual has incurred a Termination of Employment;

                  (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

                  (p) to determine the restrictions or limitations on the transfer of Common Stock;

                  (q) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under this Plan or the terms of an Agreement;

                  (r) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

                  (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

                  (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of this Plan and any Option issued under this Plan (and any Agreement) and to otherwise supervise the administration of this Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

         Any determination made by the Committee pursuant to the provisions of this Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of this Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

         3.2 Independent Committee. The Board may appoint a Committee that consists of directors who are disinterested "Non-Employee Directors" the meaning of Rule 16b-3 and each of whom is an "outside" director under Section 162(m) of the Code to administer the Plan with respect to individuals subject to (or potentially subject to) such provisions.


                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

         4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock initially reserved and available for distribution pursuant to Options under this Plan shall be 3,000,000 shares of Common Stock, inclusive of all shares associated with options issued to officers, directors, employees and other recipients prior to the adoption of this Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Release of Shares. The Committee shall have full authority to determine the number of shares of Common Stock available for Option, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Option, any shares of Common Stock subject to any

Option that are forfeited, any Option that otherwise terminates without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Option including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under any applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

         4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares, with appropriate payment made with respect to such fractional shares.

         4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Option or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

         4.5 Registration. During any period in which the Company's Common Stock is registered under Section 12 of the Exchange Act, the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its reasonable best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the last relevant period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and
(c) the date all Participants have disposed of all shares of Common Stock delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

         4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under this Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants;

provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Options under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.


                                    ARTICLE V

                                  ELIGIBILITY

         5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in this Plan and be granted Options shall be those persons who are officers, directors, employees, advisors, independent contractors or consultants of the Company or any subsidiary, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Options and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Option, the Committee may give consideration to the functions and responsibilities of the person, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.


                                   ARTICLE VI

                                 STOCK OPTIONS

         6.1 General. The Committee shall have authority to grant Options under this Plan at any time or from time to time. Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any calendar year, Options to purchase no more than 500,000 shares of Common Stock shall be granted to any Participant.

         6.2 Grant and Exercise. The grant of an Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary corporation of the Company (as such terms are defined in Section 424 of the Code) on the Grant date shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

         6.3 Terms and Conditions. Options shall vest in accordance with the terms specified in the Agreement covering such Options, and shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                  (a) Option Period. The Option Period of each Option shall be fixed by the Committee; provided that no Non-Qualified Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary corporation of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten

         (10) years from the date this Plan is adopted by the Company or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

                  (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option, where such Option is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary corporation of the Company (each as defined in Section 424 of the Code), the Option Price per share shall be not less than one hundred ten percent (110%) of such Fair Market Value per share.

                  (c) Exercisability. Subject to Section 8.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Unless provided in an Agreement or by the Committee, no Option may be exercised to the extent it is not vested. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee shall, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

                  (d) Method of Exercise. Subject to the provisions of this
         Article VI, a Participant may exercise Options, in whole or in part, at any time during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations); (v) by certifying ownership of shares of Common Stock owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Company; or (vi) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

                  (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

                              (i) lend to the Participant, an amount equal to such portion of the Option Price as the Committee may determine; or

                              (ii)   guarantee a loan obtained by the
                                     Participant from a third-party for the
                                     purpose of tendering the Option Price.

         The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Participant and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

                  (f) Non-transferability of Options. Except as provided herein or in an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option (as applicable), (i) no Option or interest therein may be transferred, assigned, alienated or encumbered in any way by the Participant other than by will or by the laws of descent and distribution or by a designation of beneficiary effective upon the death of the Participant, (ii) no Option shall be subject to the claims of a Participant's creditors, and (iii) all Options shall be exercisable during the Participant's lifetime only by the Participant.

         6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall, to the extent then vested and exercisable, thereafter be fully exercisable for a period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

         6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee (and subject to Section 6.8 with respect to formula grants to non-employee Directors) if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall, to the extent then vested and exercisable, thereafter be fully exercisable by the Participant for the period of one year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

         6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee (and subject to Section 6.8 with respect to formula grants to non-employee Directors) if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then vested and exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option shall terminate immediately. Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

         6.7 Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Option by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

         6.8 Formula Grants. Beginning January 1, 2000 and each January 1, thereafter, each person who is a non-employee Director on the Effective Date shall become a Participant and shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock without further action by the Board or the Committee. Each non-employee who is not currently a Director and is elected or appointed as a Director shall become a Participant and shall, on his date of election or appointment, without further action by the Board or the Committee, be granted an Option to purchase ten thousand (10,000) shares of Common Stock, effective as of the first January 1 following such Director's election or appointment. In each case, a Director's options granted pursuant to this provision shall vest quarterly in equal increments from the effective grant date, vesting on the earlier of the date of the quarterly Board of Directors meeting or the last day of the quarter. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the

Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Any Option granted pursuant to this Section 6.8 shall terminate upon the first anniversary of the date the Participant first ceased to hold the position of Director.

                                   ARTICLE VII

            PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN

         7.1 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

         7.2 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Option, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Company's purchase of Common Stock or an Option from such holder in accordance with the terms hereof.


                                  ARTICLE VIII

                          CHANGE IN CONTROL PROVISIONS

         8.1 (a) Reorganization in which the Company is the Surviving Corporation. Subject to subsection (b) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price (relating to all shares under such Option) thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

             (b) Reorganization in which the Company is not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 6.3 and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

             (c) Discretionary Modifications. Notwithstanding provisions of any other Article of this Plan to the contrary, in the event of a Change in Control (as defined in Section 8.2), the Committee shall, in addition to other provisions of this Article VIII, have full discretion, notwithstanding anything herein or in an Agreement to the contrary (except as provided below), to do any or all of the following with respect to an outstanding Option:

                           (i) to provide that the Options outstanding as of the
                  date of the Change in Control which are not then exercisable shall become fully exercisable to the full extent of the original grant;

                           (ii) to provide that the restrictions and deferral
                  limitations applicable to the Options shall lapse, and such Options shall become free of all restrictions and become fully vested and transferrable to the full extent of the original grant;

                           (iii) to cause any Option to be cancelled, provided
                  notice of at least 15 days thereof is provided before the date of cancellation;

                           (iv) to provide that the securities of another entity
                  be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto; and

                           (v) to take any other action the Committee determines
                  to take.

         8.2 Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (a) Any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in
         Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than forty-nine percent (49%) of the combined voting power of the Company's then outstanding securities;

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                  (c) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") and the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company other than to a corporation which would satisfy the requirements of clauses (i), (ii) or (iii) of Subsection (c) of this Section 8.2, assuming for this purpose that such liquidation or dissolution was a Business Combination.


                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. The Committee may amend, alter or discontinue the terms of any Option theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as the Board and further subject to any approval or limitations the Board may impose.

         Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Options which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

         9.2 Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

         9.3 Status of Options Under Section 162(m) of the Code. It is the intent of the Company that Options granted to persons who are "covered employees" within the meaning of Section 162(m) of the Code shall constitute "qualified performance-based compensation" satisfying the requirements of
Section 162(m) of the Code. Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan or any agreement relating to such an Option does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.4 General Provisions.

                  (a) Representation. The Committee may require each person purchasing shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  (b) No Additional Obligation. Nothing contained in this Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

                  (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. To the extent permitted by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

                  (d) Prior Grants. This Plan is expressly intended to comprehensively amend and restate the Atlantic Beverage Company, Inc. Stock Option Plan, as amended prior to the Effective Date, and the Atlantic Beverage Company, Inc. Directors Stock Option Plan; and all options previously granted by the Board of Directors or the Committee, pursuant to such plans or otherwise, shall be treated as granted pursuant to this Plan; provided, however, that no recipient shall have their rights associated with such previously issued options impaired without their consent. Specifically, attached as Exhibit A is a list of options previously granted to officers subject to Section 16 of the Exchange Act, directors, independent contractors and consultants to which this Section 9.4(d) shall apply. In addition to options listed on Exhibit A, this Section is also intended to apply to options previously granted to employees which are not officers subject to Section 16 of the Exchange Act.

                  (e) Reinvestment. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available for such reinvestment (taking into account then outstanding Options and other Options).

                  (f) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

                  (g) Controlling Law. This Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). This Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under
         Section 16(b) of the Exchange Act.

                  (h) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

                  (i) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

                  (j) Right to Recapitalize. The grant of an Option shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         9.5 Mitigation of Excise Tax. Subject to any other agreement between the Participant and the Company or an Affiliate, if any payment or right accruing to a Participant under this Plan (without the application of this Section 9.5), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9.5 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only federal income taxes.

         9.6 Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

         9.7 Options in Substitution for Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for options in respect of other plans of other entities. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         9.8 Procedure for Adoption. Any Affiliate of the Company on the Effective Date shall be deemed to have adopted this Plan on the Effective Date. Any other Affiliate of the Company may by resolution of such

Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt this Plan as of the date specified in the board resolution.

         9.9 Procedure for Withdrawal. Any Affiliate which has adopted this Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of this Plan.

         9.10 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under this Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter. The Company shall have the right to suspend or delay any time period described in this Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of this Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to this Plan.

         9.11 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

         9.12 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

         9.13 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

         9.14 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and the Agreement, the terms and conditions of the Agreement shall control.

         IN WITNESS WHEREOF, this instrument has been executed by the undersigned as of _________________, 1999.


                                    ATLANTIC PREMIUM BRANDS, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT A

                                                    TOTAL NUMBER OF
                                                    OPTIONS GRANTED
                                                    PRIOR TO THE
               HOLDER                               EFFECTIVE DATE
------------------------------------------          --------------
Douglas L. Becker                                     30,000

Eric D. Becker                                        70,000

Anthony J. Brocato, Jr                                24,000

Thomas M. Dalton                                      75,000

Merrick M. Elfman                                     74,500

Steve Englander                                       45,000

Ericson Marketing Communications                       8,000

Brian T. Fleming                                      20,000

John T. Hanes                                         20,000

Rudolph Christopher Hoehn-Saric                       30,000

Rick Inatome                                          44,500

John Izzo                                             20,000

George Cook Jordan, Jr                                44,500

Alan Macksey                                          25,000

John A. Miller                                        44,500

Stoelting, Inc.                                       30,000

Alan F. Sussna                                       750,000

Steven M. Taslitz                                     74,500

Tom D. Wippman                                        18,000

[FRONT SIDE OF PROXY CARD]


PROXY                     ATLANTIC PREMIUM BRANDS, LTD.                    PROXY
                              NORTHBROOK, ILLINOIS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of the Common Stock of Atlantic Premium Brands, Ltd. (the "Corporation") acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders, dated April 22, 1998, hereby constitutes and appoints Thoms M. Dalton, Merrick M. Elfman and Tom D. Wippman, and each of them acting singly in the absence of the other, as Proxies and with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of the Corporation held of record by the undersigned on April 1, 1999, at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time on May 19, 1999, or at any adjournment(s) thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.


                 (Continued and to be signed on reverse side.)

[BACK SIDE OF PROXY CARD]



     The Board of Directors Unanimously Recommends a Vote FOR Each of the Following Proposals


1.   ELECTION OF THREE (3) DIRECTORS FOR A THREE-YEAR TERM.

     CLASS III (to serve until the 2002 annual meeting of stockholders)

     Nominees: Rick Inatome, John A. Miller and Alan F. Sussna

     FOR ALL              WITHHOLD ALL               FOR ALL EXCEPT
            ------------               ------------                ------------

                        (Except Nominees Written Above.)

2. To consider and vote upon an amendment to the Company's Certificate of Incorporation.

     FOR                    AGAINST                      ABSTAIN
         ---------------            ---------------              ---------------


3. To consider and vote upon the Atlantic Premium Brands, Ltd. 1999 Amended and Restated Stock Option Plan.

     FOR                    AGAINST                      ABSTAIN
         ---------------            ---------------              ---------------

4. In their discretion, the Proxies are authorized to vote upon such other business as may property come before the meeting or any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSALS TWO AND THREE, AND, IF OTHER BUSINESS IS PRESENTED AT THE MEETING, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXIES ON THOSE MATTERS.

                                       Dated:                             , 1999
                                             -----------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s)


Please sign exactly as your name appears on this form. When shares are held in more than one name, each joint owner should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.